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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 15, 2002, in Amendment No. 3 to the Registration Statement on Form S-1 of Spatializer Audio Laboratories, Inc.



/s/ Farber & Hass LLP
Oxnard, California
October 30, 2002